UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 5, 2022

Commission file number 001-16583.
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ACUITY BRANDS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	58-2632672
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1170 Peachtree Street, N.E., Suite 2300, Atlanta, Georgia 30309-7676
(Address of principal executive offices)
(404) 853-1400
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	AYI	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
Acuity Brands, Inc. (referred to herein as “we,” “our,” “us,” the “Company,” or similar references) held its annual meeting of stockholders on January 5, 2022 in Atlanta, Georgia. The stockholders considered and voted on the following proposals:
PROPOSAL 1 - Votes regarding the persons elected to serve as Directors of the Company were as follows:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Neil M. Ashe	29,441,727	1,613,193	20,742	1,441,493
W. Patrick Battle	25,081,129	5,872,941	121,592	1,441,493
G. Douglas Dillard, Jr.	25,080,413	5,874,308	120,941	1,441,493
James H. Hance, Jr.	30,505,469	549,356	20,837	1,441,493
Maya Leibman	25,084,919	5,871,367	119,376	1,441,493
Laura G. O'Shaughnessy	30,814,791	246,300	14,571	1,441,493
Dominic J. Pileggi	24,002,205	6,952,364	121,093	1,441,493
Ray M. Robinson	27,068,346	3,986,464	20,852	1,441,493
Mark J. Sachleben	30,766,442	287,762	21,458	1,441,493
Mary A. Winston	30,202,901	858,337	14,424	1,441,493
PROPOSAL 2 - Votes cast regarding the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2022 were as follows:

Votes For	Votes Against	Votes Abstained
31,807,818	690,879	18,458
PROPOSAL 3 - The results of the advisory vote on the compensation of the named executive officers of the Company were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
20,615,672	9,445,228	1,014,762	1,441,493
PROPOSAL 4 - The results of the vote regarding the Amended and Restated Acuity Brands, Inc. 2012 Omnibus Stock Incentive Compensation Plan were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
29,746,027	1,281,931	47,704	1,441,493
Pursuant to the foregoing votes, the Company's stockholders: (i) elected ten directors nominated by the Board of Directors and listed above for a one-year term; (ii) approved the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal 2022; (iii) approved the Company's named executive officer compensation on an advisory basis; and (iv) approved the Amended and Restated Acuity Brands, Inc. 2012 Omnibus Stock Incentive Compensation Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: January 7, 2022

ACUITY BRANDS, INC.

By:	/s/ Karen J. Holcom
Karen J. Holcom
Senior Vice President and Chief Financial Officer

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